STRONG FOUNDATION. STRONGER FUTURE. Simpson Manufacturing Co., Inc. Analyst & Investor Day March 23, 2021 Exhibit 99.1

2 Video Terry Hammons Senior Vice President, General Counsel and Corporate Secretary Work Better Together with Simpson Strong-Tie

3 Opening Remarks Terry Hammons Senior Vice President, General Counsel and Corporate Secretary

4 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 2 IE of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally can be identified by words such as "anticipate," "believe," "estimate,“ "expect," "intend," "plan," "target," "continue," "predict," "project," "change," "result," "future," "will," "could," "can," "may,“ "likely," "potentially," or similar expressions that concern our strategy, plans, expectations or intentions. Forward-looking statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, business outlook, priorities, expectations and intentions, expectations for sales growth, comparable sales, earnings and performance, stockholder value, capital expenditures, cash flows, the housing market, the home improvement industry, demand for services, share repurchases, our strategic initiatives, including the impact of these initiatives on our strategic and operational plans and financial results, and any statement of an assumption underlying any of the foregoing and other statements that are not historical facts. Although we believe that the expectations, opinions, projections and comments reflected in these forward-looking statements are reasonable, such statements involve risks and uncertainties and we can give no assurance that such statements will prove to be correct. Actual results may differ materially from those expressed or implied in such statements. Forward-looking statements are subject to inherent uncertainties, risk and other factors that are difficult to predict and could cause our actual results to vary in material respects from what we have expressed or implied by these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those expressed in our forward-looking statements include the impact of COVID-19 on our operations and supply chain, and the operations of our customers, suppliers and business partners and those discussed under Part I – Item 1A. Risk Factors and Item 7 Management’s Discussion and Analysis of Financial Condition and Results of Operations in our most recent Annual Report on Form 10-K, Part II – Other Information – Item 1.A. Risk Factors for the year ended December 31, 2020. To the extent that COVID-19 adversely affects our business and financial results, it may also have the effect of heightening many of such risk and other factors. We caution that you should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise. Readers are urged to carefully review and consider the various disclosures made in our reports filed with the SEC that advise of the risks and factors that may affect our business, results of operations and financial condition. Safe Harbor

5 Executive Presentations Karen Colonias President and Chief Executive Officer Mike Olosky Chief Operating Officer Brian Magstadt Chief Financial Officer and Treasurer Terry Hammons Senior Vice President, General Counsel and Corporate Secretary

6 Today’s Agenda Opening Remarks10:00 am PT • Terry Hammons, SVP, General Counsel and Corporate Secretary Strong Foundation: Company Overview10:05 am PT • Karen Colonias, President and Chief Executive Officer Stronger Future: Strategy Discussion 10:25 am PT • Mike Olosky, Chief Operating Officer Financial Overview10:50 am PT • Brian Magstadt, Chief Financial Officer and Treasurer Corporate Social Responsibility & Closing Remarks11:10 am PT • Karen Colonias, President and Chief Executive Officer Q&A Session11:25 am PT Management Presentations Conclude12:00 pm PT

7 Strong Foundation: Company Overview Karen Colonias President and Chief Executive Officer

8 A Pioneer in Construction Solutions 1956 1970 1984 1996 1997 1999 2005 Simpson structural connectors are the industry standard. 1994 NYSE LISTING (SSD) OUR FOUNDER BARC SIMPSON EXPANSION INTO CONCRETE EXPANSION INTO FASTENERS FIRST CONNECTOR CONNECTOR MARKET LEADER EXPANSION INTO WOOD SHEAR WALLS EXPANSION INTO FASTENING SYSTEMS 2001 OPENED TYE GILB TEST LAB EXPANSION INTO STEEL SHEAR WALLSFIRST HOLDOWN

9 A Pioneer in Construction Solutions (Continued) 2011 2013 2016 20192012 2008 2009 20202017 EXPANSION INTO SS FASTENERS EXPANSION INTO ORDINARY MOMENT FRAMES FURTHER EXPANSION INTO CONCRETE REPAIR AND CFS EXPANSION INTO SPECIAL MOMENT FRAMES EXPANSION INTO FRP/CARBON FIBER SOLUTIONS AND TRUSS SOFTWARE EXPANSION INTO BUILDER & LBM SOFTWARE EXPANSION INTO STRUCTURAL STEEL EXPANSION INTO OUTDOOR DECORATIVE HARDWARE FURTHER EXPANSION INTO OUTDOOR LIVING SOFTWARE Simpson is an innovation leader in fasteners, concrete repair, moment frames, construction software and structural steel solutions.

10 $0.00 $20.00 $40.00 $60.00 $80.00 $100.00 27-Year Trading History 5/25/1994 Initial public offering at $11.50 (or $2.875 adjusted for two stock splits in August 2002 & November 2004). 3/16/2021 SSD closes at all- time high of $109.27 3/24/2020 COVID-19 pandemic declared 8/19/2002 2 for 1 stock split 11/19/2004 2 for 1 stock split 1/1/2012 Founder Barclay Simpson appointed Chairman Emeritus, Tom Fitzmyers appointed Chairman, Karen Colonias appointed to President & CEO 10/30/2017 Announced 2020 Plan 7/29/2019 Updated certain 2020 Plan targets Compound annual growth rate of 14.5% as of March 16, 2021 since the 1994 IPO (1) Note: Stock chart depicts SSD trading history from May 25, 1994 through March 16, 2021.

11 Simpson’s Brand and Culture At Simpson, we describe the unique culture of our organization as our “Secret Sauce.” To provide solutions that help people design and build safer, stronger structures. OUR MISSION OUR COMPANY VALUES 1. Relentless Customer Focus 2. Long-Range View 3. High-Quality Products 4. Be The Leader 5. Everybody Matters 6. Enable Growth 7. Risk-Taking Innovation 8. Give Back 9. Be Humble, Have Fun

12 • Innovation • Research & Testing • Technology • Technical & Field Support • Training • Product Availability Long-standing, successful relationships with: • Engineers • Code Officials • Builders • Contractors • Lumberyards • Home Centers • Pro Dealers Our Strong Business Model • Connector Market Leader • 98 of Top 100 Builders • Thousands of Stocking Dealers & Retailers • Millions of Specifications • Diverse Construction Market Segment Portfolio • 14,000 Standard and Custom Wood Products • 3,300 Standard and Custom Concrete Products

Our Multilayered Approach

Innovation

- 584 Patents & Trademarks
- 77 Patents Pending
- 229 Code Reports

Research & Testing

- 7 Accredited Test Laboratories
- Partnerships with Key Universities

Technology

- 55 Software and Web-App Solutions for Trade Professionals to create, enhance and complete any job
- 500K+/yr (40K/mo) Web App Usage
- 2M Downloaded Drawings
- Tailored, Integrated Technology Offering to select, visualize, specify, approve or buy our products
- Outdoor Living Software for Homeowners (B2C)

Technical & Field Support

- 307 Engineers
- 443 Field Sales Reps
- Thousands of Jobsite Visits

Training

- 26 Training Centers
- ~1,000 Training & Product Knowledge Workshops/yr
- 7,000+ Webinar Attendees/yr
- 24/7 Online Classes
- Tailored Training Programs for Key Customers

Product Availability

- 94.5% Product Fill Rate (98% North America)
- 48-hour Turnaround on Specials
- Same-day Shipping Availability

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14 Commitment to Innovation: State-of-the-Art Test Labs We are dedicated to research, testing, engineering and innovation through our state-of-the-art test labs, which provides us with a better understanding of how structures perform, advances our design technology and improves building safety. WOOD CONCRETE FASTENER

15 Video Terry Hammons Senior Vice President, General Counsel and Corporate Secretary Research, Testing, Engineering & Innovation

16 2020 Net Sales: $1.27 Billion 2020 Sales Breakdown We engineer, test and manufacture structural connectors, anchors, fasteners, software solutions and other products for new construction, repair and remodel, and do-it- yourself markets. Sales by Product ($M) Wood Construction $1,083 Concrete Construction $185 North America $1,102 Europe $157 Asia/Pacific $9 Sales by Segment ($M)

17 Core Addressable Market(1) Wood Connectors & Truss Concrete Market Size $15.0 B Addressable Market $1.3 B (9%) SSD Share $185 M (14%) Market Size $5.8 B Addressable Market SSD Share $190 M (19%) Market Size/ Addressable Market $2.5 B SSD Share $891 M (36%) Fasteners $1 B (17%) (1) Note: Market share based on net sales as of the full year ended December 31, 2020. Market sizes based on internal estimates using information as of December 31, 2020. Includes North America, Europe and Pacific Rim. Many opportunities to expand into adjacencies and to create new markets

18 Strong Foundation Companywide 2020 Targets 2016 2017 2018 2019 2020 2020 Target Status CAGR relative to 2016 7.3% 10.0% 8.5% 9.5% 8% Operating Expense % of Revenue 31.5% 31.2% 28.9% 27.9% 25.6% 26% - 27% Operating Income Margin 16.4% 14.1% 16.0% 15.9% 19.9% 16% - 17% Europe Operating Income Margin(1) 3.5% 2.7% -1.2% 5.9% 7.0% 8% - 9% Global Concrete Gross Margin 34.7% 34.7% 37.1% 42.1% 41.6% 42% Return on Invested Capital(2) 10.5% 10.6% 14.5% 15.3% 20.0% 15% - 16% Note: 2020 Targets reflect revised expectations communicated on July 29, 2019. (1): Excludes SAP expenses which were approximately $2.5 million in 2020. See appendix for non-GAAP reconciliation. (2): See appendix for Return on Invested Capital (ROIC) definition.

19 Stronger Future Dedication to Growth Commitment to Balanced Capital Allocation & Expense Management Dedication to Corporate Social Responsibility Commitment to Innovation

20 Stronger Future: 5-Year Company Ambitions Strengthen our values-based culture Be the partner of choice Be an innovation leader in the markets we operate Continue above market growth rate relative to U.S. housing starts Continue expanding our operating income margin to remain within the top quartile of proxy peers Continue expanding ROIC within the top quartile of proxy peers 1 2 4 3 5 6

21 Stronger Future Strategy Discussion Mike Olosky Chief Operating Officer

22 Commitment to Growth OEM R&R / DIY STRUCTURAL STEEL MASS TIMBER KEY GROWTH INITIATIVES FOCUSED ON: CONCRETE LEADER IN ENGINEERED LOAD-RATED CONSTRUTION FASTENING SOLUTIONS LEADER IN CUSTOMER-FACING TECHNOLOGY

23 OEM RATIONALE KEY GOAL STRATEGY • >$90 M total addressable market primarily with fastening technologies • Potential to develop other engineered solutions • 2,500 existing Simpson products applicable for OEM needs • Our solutions make the industry more efficient • Aligned with the Simpson business model Increase our market share in OEMs. • Lead with fasteners: Market and sell existing product line • Leverage existing anchor product line • Engineer and launch value-added OEM-specific structural solutions • Leverage Simpson Strong-Tie engineering testing capabilities • Develop direct and distribution sales channels • Utilize external innovation opportunities

24 OEM Spotlight KEY MILESTONES • Engaged new customers in OEM target markets • Developed collated screw system for boat manufacturers • Launching new collated screw system for utility trailer flooring

25 RATIONALE KEY GOAL STRATEGY • $500-$700 M total addressable market: decks, patios, porches, pergolas, gazebos, fencing and garage organization • Existing product line with potential for several extensions • Established channel/partners • Proven approach with Outdoor Accents • Aligned with the Simpson business model R&R / DIY Expand brand positioning: Be a known and trusted partner for R&R / DIY solutions. • Improve retail execution • Continue expanding product lines and increase in-store training • Enable consumers to customize, design and create bill-of-materials with software • Partner with home center brand advocates to maximize e-commerce sales • Utilize external innovation opportunities

26 R&R / DIY Spotlight KEY MILESTONES • Successfully launched over 500 products into Lowe’s stores; provided training to 1,700 stores • Increased cross-merchandising and off-shelf product placement in home centers • Integrated marketing campaigns with key retail R&R / DIY-relevant products • Developed 40+ R&R / DIY design plans and details to make projects more accessible • Promoted Outdoor Living Software — Deck & Pergola Planners

27 Mass Timber RATIONALE KEY GOAL STRATEGY • $200 M total addressable market • Strong double digit growth rate in N. America • Positive environmental impact • New market; many product opportunties • Aligned with the Simpson business model Become the engineers’ partner of choice for mass timber connections. • Extend current products and develop new product lines specific to the Mass Timber applications • Increase marketing efforts, leverage the brand and develop new relationships • Invest in additional research, testing and manufactured capabilities specific to mass timber • Utilize external innovation opportunities (1) Source: North American Mass Timber Report: 2020 State of the Industry

28 Mass Timber Spotlight KEY MILESTONES • Launched first-ever Mass Timber catalog and landing page on strongtie.com • Developed and tested new connectors and fasteners for Mass Timber • Involved in the tallest shake table test of a 10-story mass timber building • Engaged in new Mass Timber construction projects

29 Concrete RATIONALE KEY GOAL STRATEGY • $1.3 B total addressable market • Growth rate linked to infrastructure spend • Simpson is a recognized leader in concrete and cold-formed steel solutions • Many products and applications require engineering, testing and code approval • Aligned with the Simpson business model Become a recognized leader in concrete construction. • Develop focus market-specific playbooks • Expand our current product offering with an emphasis on innovative, cost-saving solutions • Invest to further expand our engineering and testing capabilities • Develop a stronger partner/applicator network • Optimize operational footprint • Utilize external innovation opportunities

30 Concrete Spotlight KEY MILESTONES • Expanded Titen anchor family of products • Enhanced our Crack Injection product line • Expanded our Cold-Formed Steel (CFS) product line with improved software • Continued innovation in products and testing to grow our Composite Strengthening Systems • Taken share and converted new customers

31 Structural Steel RATIONALE KEY GOAL STRATEGY • > $350 M total addressable market • Structural steel construction is roughly half of the construction spend in North America • Field welder shortage: addressed by bolted structural connections • Bolted connections can improve productivity by 25% vs. welding • Seismic and non-seismic applications • Aligned with the Simpson business model Convert traditional welded connections to bolted connections. • Develop the bolted connection market by engineering premium construction products • Specify and sell direct to fabricators, erectors, installers and steel building manufacturers • Launch design tools for inclusion in commonly used engineering software • Invest in engineering, testing and production capabilities • Utilize external innovation opportunities

32 Structural Steel Spotlight KEY MILESTONES • 40+ Yield-Link® connection projects specified in 2020 • Yield-Link embedded in widely used engineering design software • Successfully tested larger Yield-Link solutions to expand our offering • New state-of-the-art manufacturing in Riverside, CA

Construction Fasteners

KEY GOAL

Be the global market leader in engineered / load-rated construction fastening solutions.

RATIONALE

- ~$1 B total addressable market
- Complementary to connector and lateral products
- Established building and construction channels and customers
- Ability to extend into new/OEM markets
- Established manufacturing and supply chain
- Market needs increased innovation
- Aligned with the Simpson business model

STRATEGY

- Develop critical mass by expanding our engineered fastener business for DIY/R&R, OEM and Mass Timber markets
- Provide innovative products that are preferred by both end-users and specifiers
- Develop industry-leading tools enabling specifications
- Expand brand positioning: known/trusted partner
- Optimize manufacturing and supply chain footprint
- Utilize external innovation opportunities





Strong-Drive
SDCF Timber-CF



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34 Video Terry Hammons Senior Vice President, General Counsel and Corporate Secretary Software Solutions from Simpson Strong-Tie

Customer-Facing Technology Solutions

SIMPSON Manufacturing COMPANY



- Accurate take-offs
- Options management
Builders
- Accurate take-offs
- EWP design software
- e-commerce
Lumberyards & Distributors
- Web apps
- Anchor Designer
- CFS Designer
- 3rd-party software plug-ins
- Digital drawing library
Engineers & Designers
Component / Truss Manufacturers
- Floor, roof and wall design software
Repair & Remodel & DIY
- 3D Deck Planner
- 3D Pergola Planner

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36 Video Terry Hammons Senior Vice President, General Counsel and Corporate Secretary McCall Homes Builder Solutions Case Study

37 Commitment to Growth OEM R&R / DIY STRUCTURAL STEEL MASS TIMBER KEY GROWTH INITIATIVES FOCUSED ON: CONCRETE LEADER IN CUSTOMER-FACING TECHNOLOGY LEADER IN ENGINEERED LOAD-RATED CONSTRUTION FASTENING SOLUTIONS

38 Financial Overview Brian Magstadt Chief Financial Officer and Treasurer

39 Financial Overview We are well positioned to execute our strategy given our demonstrated commitment to disciplined capital allocation and expense management. Thoughtful Deployment of Capital $119 $160 $206 $208 $58 $29 $38 $38 $28 $2 $3 $3 $37 $40 $40 $40 $70 $111 $61 $76 2017 2018 2019 2020 Cash Generated by Operations Capital Expenditures Acquisitions & Purchases of Intangible Assets Dividends Share Repurchases ($M) $193 $182 $142 $157 SG&A as a % of Net Sales 31.2% 28.9% 27.9% 25.6% 2017 2018 2019 2020

40 Historical Net Sales Our investments in adjacent products and markets have helped mitigate our exposure to a cyclical U.S. housing market over time. 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 0.0 0.2 0.4 0.6 0.8 1.0 1.2 1.4 1.6 1.8 2.0 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 $1,100 $1,200 $1,300 H o u s in g S ta rts (M ) ($ M ) North America Net Sales Total Net Sales Gross Profit Income from Operations Housing Starts

41 42.1% 39.8% 40.3% 35.1% 44.0% 44.9% 43.0% 44.5% 45.5% 44.9% 47.6% 45.4% 44.5% 43.3% 45.5% 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Consistently Strong Gross Profit Margins 15 Year Avg. 43.4%

42 19.9% 15.1% 13.2% 6.0% 14.1% 12.3% 9.4% 11.6% 13.3% 13.8% 16.5% 14.2% 16.0% 15.9% 19.9% 16.5% - 18.5% 13.7% 5.9% (7.3%) (2.7%) 3.7% 1.1% 3.8% 5.4% 7.8% 9.9% 12.0% 12.6% 11.5% 9.5% 9.6% (15.0%) (10.0%) (5.0%) 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021E Simpson Historical Operating Income Margin Versus Proxy Peer Average(1) SSD Proxy Peer Average (1) (1) Proxy peer average includes: AAON, AMWD, APOG, AWI, EXP, ROCK, IIIN, DOOR, PATK, PGTI, NX, SUM, TREX, USCR and WMS. Operating Income Margin Outperformance

43 33.8% 24.7% 20.0% 18.4% 12.2% 11.3% 10.8% 10.1% 9.8% 9.1% 8.9% 7.4% 6.5% 6.2% -23.7% -24.6% ROIC(1) Within Top Quartile of Proxy Peers(2) (1) Return on Invested Capital (ROIC) reflects latest fiscal year reported. See appendix for ROIC definition. (2) Proxy peer average includes: AAON, AMWD, APOG, AWI, EXP, ROCK, IIIN, DOOR, PATK, PGTI, NX, SUM, TREX, USCR and WMS. (3) Source: Company filings as of March 18, 2021.

44 • Tuck-in acquisitions • Strategic asset purchases Acquisitions • Repurchases of common stock • Quarterly cash dividends Shareholder Returns • Organic growth through strategic capital investments in business • Core capex Capital Deployment History $692 Million 2017 – 2020 Cumulative Operating Cash Flow ~25% ~70% ~5% Capital Expenditures

45 Use of Cash Priorities Cash Flow From Operations Share Repurchases Investing in growth initiatives (engineering, people, testing, etc.) Maintenance CapEx Potential M&A Maintain quarterly cash dividends Consistently and moderately raise dividends Opportunistic share repurchases Capital return threshold of 50% of cash flow from operations Organic Growth / Acquisitions Dividends

46 Acquisition Strategy • Strengthen our business model by expanding our product lines and developing complete solutions for the markets in which we operate • Improve our market share in our growth initiatives • Improve our manufacturing capabilities and efficiencies to reduce lead-times and bring production closer to the end customer • Leverage venture capital expertise to help identify potential strategic acquisitions or investments including innovative technologies of interest in the building space • Provides real-time market access to the latest industry technology trends and innovation

47 Closing Remarks Karen Colonias President and Chief Executive Officer

48 Sustainability and Environmental and Social Responsibility “Our people are the most vital part of our business, and providing a safe, healthy, sustainable, and rewarding working environment is of fundamental importance.” – Karen Colonias • Issued 2019 ESG report in March 2020 (Inaugural Report) • Reported updated 2020 metrics in March 2021 • Established ESG task force • Hired ESG analyst • Engaged external ESG disclosure consultants and service providers • Continued effort to harmonize with SASB standards • Enhanced disclosure on Human Capital Management • Launching Diversity, Equity & Inclusion program • Renewed focus on employee health and safety At Simpson Strong-Tie, we operate in a safe and environmentally responsible manner to protect our employees, customers and communities while benefitting society, the economy and the environment. ENVIRONMENTAL PROTECTION, HEALTH & SAFETY MANAGEMENT POLICY SUSTAINABILITY EFFORTS TAKEN TO-DATE

49 Video Terry Hammons Senior Vice President, General Counsel and Corporate Secretary Simpson Strong-Tie & Habitat for Humanity – Phoenix Build

50 Key Takeaways Dedication to Growth Commitment to Balanced Capital Allocation & Expense Management Dedication to Corporate Social Responsibility Commitment to Innovation • Continue above market growth rate relative to U.S. housing starts • Be an innovation leader in the markets we operate • Continue expanding our operating income margin and ROIC to remain within the top quartile of proxy peers • Strengthen our values-based culture • Be the partner of choice

51 Video Terry Hammons Senior Vice President, General Counsel and Corporate Secretary Mexico Beach Hurricane Case Study

52 Q&A Questions?

53 Appendix

54 Non-GAAP Reconciliation Europe Operating Income Margin Non-GAAP Reconciliation 2016 2017 2018 2019 2020 Europe Operating Income Margin (Excluding SAP) 3.50% 2.70% (1.20%) 5.90% 7.00% SAP Expenses 1.60% 1.05% 0.47% 1.51% 1.64% Europe Operating Income Margin 1.90% 1.65% (1.67%) 4.39% 5.36%

55 Return on Invested Capital (“ROIC”) Definition When referred to in this presentation, return on invested capital (“ROIC”) for a fiscal year is calculated based on (i) the net income of that year as presented in the Company’s consolidated statements of operations prepared pursuant to generally accepted accounting principles in the U.S. (“GAAP”), as divided by (ii) the average of the sum of total stockholders’ equity and total long-term interest bearing liabilities, (which for the Company are long-term capital lease obligations), at the beginning of and at the end of such year, as presented in the Company’s consolidated balance sheets prepared pursuant to GAAP for that applicable year. As such, the Company’s ROIC, a ratio or statistical measure, is calculated using exclusively GAAP financial measures.

Thank You STRONG FOUNDATION. STRONGER FUTURE.